UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 April 26, 2021

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On and effective April 26, 2021, SuRo Capital Corp. (the “Company”) entered into a second amended and restated employment agreement with each of Mark D. Klein, the Company’s Chairman, Chief Executive Officer and President (the “Second Amended Klein Agreement”), and Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary (the “Second Amended Green Agreement,” and together with the Second Amended Klein Agreement, the “Second Amended Employment Agreements”). Certain material terms of the Second Amended Employment Agreements are described below in Item 5.02, which descriptions are incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On and effective April 26, 2021, the Company entered into the Second Amended Employment Agreements with Mr. Klein and Ms. Green. The Second Amended Employment Agreements amended and restated the prior employment agreements of Mr. Klein and Ms. Green, dated April 28, 2020 (the “Prior Employment Agreements”), to extend the terms by one-year to December 31, 2024. Other than this term extension, the Second Amended Employment Agreements are identical in all material respects to the Prior Employment Agreements. For a description of the material terms of the Prior Employment Agreements, please refer to the Company’s Current Report on Form 8-K and the Company’s definitive proxy statement, each filed with the U.S. Securities and Exchange Commission on April 29, 2020.

The Company expects to file the Second Amended Klein Agreement and the Second Amended Green Agreement as exhibits to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The foregoing descriptions of the Second Amended Klein Agreement and the Second Amended Green Agreement are qualified in their entirety by reference to the text of the Second Amended Klein Agreement and the Second Amended Green Agreement, respectively, when so filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2021	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary